TXI REPORTS FIRST QUARTER RESULTS

September 27, 2007 - Dallas, Texas - Texas Industries, Inc. (NYSE-TXI) today reported net income for the quarter ended August 31, 2007 of $17.9 million ($.64 per share). For the same period ending August 31, 2006, net income equaled $29.4 million ($1.12 per share). The impact of record rainfall on construction activity in Texas and scheduled downtime at the Company’s cement plants were the primary causes of the decline in earnings.

“The expansion and modernization of TXI’s California cement plant remains on budget and on schedule,” stated Mel Brekhus, Chief Executive Officer. “We expect to begin commissioning the new kiln line before the end of TXI’s second quarter and be fully operational by the end of the fiscal year in May 2008. In addition, we plan to break ground on the Texas cement plant expansion early in October. These two projects and the phased production improvements targeted for TXI’s North Texas cement plant should increase TXI’s annual cement capacity from today’s 5 million tons to almost 8 million tons over the next three years.”

Net sales for the quarter declined 3% compared to a year ago. Realized prices for cement increased 1% while shipments declined 7%. Stone, sand and gravel prices increased 8% and shipments declined 14%. In ready-mix concrete, prices improved 8% and shipments increased 2%.

Scheduled maintenance at the Company’s North Texas cement plant negatively impacted pretax earnings by approximately $12 million compared to last year’s first quarter when no major maintenance was incurred at the plant (scheduled maintenance for the North Texas plant occurred in the second quarter ended November 30, 2006). In addition, maintenance originally scheduled for the Central Texas plant in September 2007 occurred in August. The Central Texas plant maintenance reduced pretax earnings by $3 to 4 million, which approximately equaled the earnings impact from maintenance at the plant in last year’s August quarter. Finally, at the California cement plant, both production quantities and operational efficiencies associated with old equipment that will soon be replaced declined compared to last year’s first quarter. As a result, pretax earnings at the California plant declined by approximately $5 million.

--MORE-

Selling, general and administrative expenses increased $1.1 million compared to a year ago. Lower stock-based compensation expense was more than offset primarily by higher wage, benefit and incentive compensation. Interest expense declined from $5.5 million in last year’s quarter to zero as all interest expense was capitalized in conjunction with the California cement plant modernization and expansion. Other income declined $1.3 million, primarily due to reduced interest income.

“Despite the record rainfall, the Company continued to make progress on efforts to improve operating efficiencies in our aggregate and ready-mix concrete operations during the quarter,” continued Brekhus. “Aggregate segment operating margins were approximately equal to those of last year even though shipments declined 14%. Ready-mix concrete operations overcame the challenges posed by the poor weather to actually improve both shipments and margins compared to those of a year ago.”

A teleconference will be held today, September 27, 2007 at 1:00 p.m. Central Daylight Time to further discuss first quarter results. A real-time webcast of the conference is available by logging on to TXI’s website at www.txi.com.

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, changes in costs of raw materials, fuel and energy, the impact of environmental laws and other regulations and risks and uncertainties described in the Company’s reports on SEC Forms 10-K, 10-Q and 8-K.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregates, ready-mix concrete and concrete products.

--MORE--

CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended August 31,
In thousands except per share	2007	2006

NET SALES	$263,454	$271,652

Cost of products sold	217,437	205,338
GROSS PROFIT	46,017	66,314

Selling, general and administrative	22,183	21,058
Interest	--	5,542
Other income	(2,253)	(3,551)
	19,930	23,049
INCOME BEFORE INCOME TAXES	26,087	43,265

Income taxes	8,173	13,834
NET INCOME	$17,914	$29,431

Net income per share
Basic	$.66	$1.23
Diluted	$.64	$1.12

Average shares outstanding
Basic	27,333	23,959
Diluted	27,896	27,515

Cash dividends per share	$.075	$.075

Major product shipments
Cement (tons)	1,290	1,388
Stone, sand and gravel (tons)	5,551	6,461
Ready-mix concrete (cubic yards)	998	980

Major product prices
Cement ($/ton)	$95.69	$94.48
Stone, sand and gravel ($/ton)	7.17	6.61
Ready-mix concrete ($/cubic yard)	80.17	73.90

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Unaudited August 31,	May 31,
In thousands	2007	2007

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,165	$15,138
Receivables - net	160,079	142,610
Inventories	112,517	121,467
Deferred income taxes and prepaid expenses	13,047	17,621
TOTAL CURRENT ASSETS	290,808	296,836

OTHER ASSETS
Goodwill	58,395	58,395
Real estate and investments	112,217	111,414
Deferred charges and intangibles	12,031	11,369
	182,643	181,178
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	133,311	132,992
Buildings	40,760	41,485
Machinery and equipment	771,453	752,531
Construction in progress	420,907	362,646
	1,366,431	1,289,654
Less depreciation and depletion	510,881	505,432
	855,550	784,222
	$1,329,001	$1,262,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$94,516	$109,749
Accrued interest, wages and other items	41,710	57,891
Current portion of long-term debt	213	1,340
TOTAL CURRENT LIABILITIES	136,439	168,980

LONG-TERM DEBT	353,585	274,416

DEFERRED INCOME TAXES AND OTHER CREDITS	89,400	90,358

SHAREHOLDERS’ EQUITY
Common stock, $1 par value	27,350	27,323
Additional paid-in capital	453,488	448,289
Retained earnings	272,950	257,087
Accumulated other comprehensive loss	(4,211)	(4,217)
	749,577	728,482
	$1,329,001	$1,262,236

CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended August 31,
In thousands	2007	2006

OPERATING ACTIVITIES
Net income	$17,914	$29,431
Adjustments to reconcile net income to cash provided by operating activities
Gain on asset disposals	(455)	(490)
Depreciation, depletion and amortization	13,318	11,172
Deferred income taxes	513	3,777
Stock-based compensation expense (credit)	(1,717)	554
Excess tax benefits from stock-based compensation	(3,287)	(881)
Other - net	(142)	(175)
Changes in operating assets and liabilities
Receivables - net	(17,458)	(6,218)
Inventories	8,950	722
Prepaid expenses	1,735	953
Accounts payable and accrued liabilities	(5,319)	(2,782)
Net cash provided by operating activities	14,052	36,063

INVESTING ACTIVITIES
Capital expenditures - expansions	(76,361)	(47,702)
Capital expenditures - other	(27,231)	(16,416)
Proceeds from asset disposals	1,288	987
Purchases of short-term investments	--	(8,500)
Sales of short-term investments	--	20,000
Investments in life insurance contracts	(415)	(2,402)
Other - net	(24)	297
Net cash used by investing activities	(102,743)	(53,736)

FINANCING ACTIVITIES
Long-term borrowings	124,000	--
Debt retirements	(46,173)	(1)
Debt issuance costs	(944)	--
Stock option exercises	599	752
Excess tax benefits from stock-based compensation	3,287	881
Common dividends paid	(2,051)	(1,798)
Net cash provided (used) by financing activities	78,718	(166)
Decrease in cash and cash equivalents	(9,973)	(17,839)

Cash and cash equivalents at beginning of period	15,138	84,139
Cash and cash equivalents at end of period	$5,165	$66,300

Texas Industries, Inc.
Consolidated Statements of Operations
In $ Thousands

	FY2003	FY2004	FY2005	FY2006	FY2007					FY2008
					Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Shipments
Cement (Thousands of Tons)	4,900	5,298	5,394	5,136	1,388	1,239	1,122	1,325	5,074	1,290				1,290
Aggregates (Thousands of Tons)	19,003	22,282	23,616	25,246	6,461	5,573	4,527	5,553	22,114	5,551				5,551
Ready-mix (Thousands of Cubic Yards)	3,513	3,562	3,678	3,830	980	979	736	970	3,665	998				998

Price
Cement ($ per Ton)	68.90	68.48	75.05	87.14	94.48	94.85	95.50	95.51	95.06	95.69				95.67
Aggregates ($ per Ton)	5.55	5.43	5.68	6.08	6.61	6.83	7.30	7.51	7.03	7.17				7.17
Ready-mix ($ per Cubic Yard)	57.88	57.94	60.54	69.25	73.90	74.76	77.49	77.81	75.87	80.17				80.15

Net Sales	-
Cement	337,624	362,824	404,823	447,594	131,157	117,528	107,143	126,551	482,379	123,423				123,423
Aggregates	105,521	120,997	134,220	153,480	42,723	38,066	33,043	41,730	155,562	39,804				39,804
Ready-mix	203,349	206,394	222,680	265,254	72,442	73,142	57,007	75,476	278,067	79,990				79,990
Other	117,810	116,108	104,847	118,555	34,473	28,196	26,048	31,081	119,798	32,175				32,175
Interplant	(100,478)	(98,353)	(105,576)	(121,127)	(31,478)	(30,046)	(23,890)	(32,992)	(118,406)	(32,432)				(32,432)
Delivery Fees	54,292	59,209	73,809	80,166	22,335	18,946	17,420	20,149	78,850	20,494				20,494
Net Sales	718,118	767,179	834,803	943,922	271,652	245,832	216,771	261,995	996,250	263,454	-	-	-	263,454

Costs and Expenses (Income)
Cost of Products Sold	596,737	637,347	692,414	766,941	205,338	194,057	169,702	191,063	760,160	217,437				217,437
Selling, General and Administrative	70,666	74,814	78,434	88,663	21,058	30,147	27,476	29,425	108,106	22,183				22,183
Interest	14,827	24,102	23,533	31,155	5,542	4,643	3,289	600	14,074	-				-
Loss on Debt Retirements and Spin-off Charges		12,302	894	113,247	-	-	26	22	48	-				-
Other Income	(4,762)	(40,482)	(22,727)	(47,270)	(3,551)	(24,800)	(3,273)	(5,005)	(36,629)	(2,253)				(2,253)
	677,468	708,083	772,548	952,736	228,387	204,047	197,220	216,105	845,759	237,367	-	-	-	237,367
Income from Continuing Operations
Before Income Taxes	40,650	59,096	62,255	(8,814)	43,265	41,785	19,551	45,890	150,491	26,087	-	-	-	26,087

Income Taxes	13,485	16,819	16,811	(8,225)	13,834	13,133	6,838	15,779	49,584	8,173				8,173
Income from Continuing Operations	27,165	42,277	45,444	(589)	29,431	28,652	12,713	30,111	100,907	17,914	-	-	-	17,914

Income (Loss) from Discontinued Operations - net of Income Taxes	(51,362)	(4,378)	79,079	8,691					-					-
Income (Loss) before Accounting Change	(24,197)	37,899	124,523	8,102	29,431	28,652	12,713	30,111	100,907	17,914	-	-	-	17,914

Cumulative Effect of Accounting Change - net of
Income Taxes	-	(1,551)	-	-	-	-	-	-	-	-	-	-	-	-
Net Income	(24,197)	36,348	124,523	8,102	29,431	28,652	12,713	30,111	100,907	17,914	-	-	-	17,914

Texas Industries, Inc.
Consolidated Balance Sheets
In $ Thousands

	5/31/2004		5/31/2006	8/31/2006	11/30/2007	2/28/2007	5/31/2007	8/31/2007

Cash	133,053		84,139	66,300	83,648	20,365	15,138	5,165
Short-term Investments	-		50,606	39,122	10,012	-	-	-
Accounts Receivable	108,364		132,849	160,569	129,517	126,527	142,610	160,079
Inventories	89,373		102,052	101,330	100,929	114,751	121,467	112,517
Deferred Income Taxes and Prepaid Expenses	31,553		33,599	26,820	15,475	18,779	17,621	13,047
Total Current Assets	362,343		403,245	394,141	339,581	280,422	296,836	290,808

Goodwill	61,307		58,395	58,395	58,395	58,395	58,395	58,395
Real Estate and Investments	42,430		125,913	107,604	131,513	132,884	111,414	112,217
Deferred Income Taxes, Intangibles and Other Charges	39,259		22,706	22,493	22,271	16,097	11,369	12,031
Net Assets of Discontinued Operations	798,353		-	-	-	-	-	-
	941,349		207,014	188,492	212,179	207,376	181,178	182,643

Property, Plant and Equipment	865,133		953,474	1,015,880	1,098,134	1,184,578	1,289,654	1,366,431
Accumulated Depreciation	452,324		483,163	492,569	503,070	511,406	505,432	510,881
Net Property, Plant and Equipment	412,809		470,311	523,311	595,064	673,172	784,222	855,550
Total Assets	1,716,501		1,080,570	1,105,944	1,146,824	1,160,970	1,262,236	1,329,001

Accounts Payable	53,497		63,581	69,866	75,557	74,810	109,749	94,516
Accrued Interest, Wages and Other Items	38,833		55,059	44,662	54,371	45,354	57,891	41,710
Current Portion of Long Term Debt	699		681	680	1,475	1,475	1,340	213
Total Current Liabilities	93,029		119,321	115,208	131,403	121,639	168,980	136,439

Long Term Debt	598,412		251,505	251,507	250,358	250,358	274,416	353,585

Convertible Subordinated Debentures	199,937		159,725	159,655	159,655	92,370	-	-

Deferred Income Taxes and Other Credits	63,139		76,955	81,204	78,186	87,987	90,358	89,400

Shareholders Equity	761,984		473,064	498,370	527,222	608,616	728,482	749,577
Total Liabilities and Shareholders Equity	1,716,501		1,080,570	1,105,944	1,146,824	1,160,970	1,262,236	1,329,001
	-	-	-	-	-			-

Texas Industries, Inc.
Consolidated Statements of Cash Flows
In $ Thousands

	FY2003	FY2004	FY2005	FY2006	FY2007					FY2008
				Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
CONTINUING OPERATIONS
Operating Activities
Income from Continuing Operations	27,165	42,277	45,444	(589)	29,431	28,652	12,713	30,111	100,907	17,914	-	-	-	17,914
Adjustments to Reconcile Income from Continuing
Operations to Cash Provided (Used) by
Continuing Operating Activities

Loss on Debt Retirements	-	12,302	-	107,006	-	-	26	22	48	-				-
Loss (Gain) on Asset Disposals	687	(37,997)	(6,582)	(34,768)	(490)	(49)	(31)	(2,347)	(2,917)	(455)				(455)
Depreciation, Depletion and Amortization	49,196	47,409	46,474	44,955	11,172	11,112	11,572	12,500	46,356	13,318				13,318
Deferred Income Taxes (Benefit)	(27,726)	319	33,811	6,581	3,777	4,734	8,319	(5,476)	11,354	513				513
Other - Net	6,000	5,391	8,889	7,570	(502)	2,482	8,174	5,252	15,406	(5,146)				(5,146)
Changes in Operating Assets and Liabilities				-					-					-
Receivables Sold	(7,321)	(72,032)	-	-	-				-	-				-
Accounts Receivable - Net	(1,258)	1,052	(8,873)	(5,060)	(6,218)	9,034	1,724	(3,694)	846	(17,458)				(17,458)
Inventories	(1,635)	1,664	6,082	(18,761)	722	840	(13,821)	(6,716)	(18,975)	8,950				8,950
Prepaid Expenses	2,099	(5,744)	(1,680)	63	953	1,412	1,545	(2,518)	1,392	1,735				1,735
Accounts Payable and Accrued Liabilities	3,889	(3,011)	17,017	(12,155)	(2,782)	16,338	(15,088)	33,073	31,541	(5,319)				(5,319)
Other Credits	2,819	7,375	3,838	2,527	-	-	-	-	-	-				-
Cash Provided (Used) by Continuing Operations	53,915	(995)	144,420	97,369	36,063	74,555	15,133	60,207	185,958	14,052	-	-	-	14,052

Investing Activities
Capital Expenditures	(32,327)	(15,887)	(46,178)	(110,245)	(64,118)	(83,338)	(88,983)	(81,219)	(317,658)	(103,592)				(103,592)
Proceeds from Asset Disposals	11,258	47,243	7,136	23,107	987	(212)	186	4,591	5,552	1,288				1,288
Purchases of Short-term Investments - net				(50,500)	11,500	29,000	10,000	-	50,500	-				-
Investments in Insurance Contracts	(713)	(1,162)	(58,798)	(4,366)	(2,402)	(1,872)	(1,014)	(773)	(6,061)	(415)				(415)
Other - Net	2,961	(2,875)	(677)	612	297	(402)	(20)	(211)	(336)	(24)				(24)
Cash Provided (Used) by Investing Activities	(18,821)	27,319	(98,517)	(141,392)	(53,736)	(56,824)	(79,831)	(77,612)	(268,003)	(102,743)	-	-	-	(102,743)

Financing Activities
Long Term Borrowings	366,640	718,097	-	250,000	-	-	-	38,000	38,000	124,000				124,000
Debt Retirements	(371,344)	(592,398)	(699)	(600,700)	(1)	(354)	(930)	(24,236)	(25,521)	(46,173)				(46,173)
Debt Issuance Costs	(1,458)	(16,378)	(39)	(7,363)	-	-	-	-	-	(944)				(944)
Debt Retirement Costs		(8,605)	-	(96,029)	-	-	(4)	(2)	(6)	-				-
Interest Rate Swap Terminations		8,358	(6,315)	-	-	-	-	-	-	-				-
Stock Option Exercises	512	2,541	41,399	7,510	752	1,091	4,133	418	6,394	599				599
Common Dividends Paid	(6,315)	(6,336)	(6,643)	(6,908)	(1,798)	(1,802)	(1,868)	(2,049)	(7,517)	(2,051)				(2,051)
Other - Net	(1,961)	(26)	-	-	881	682	84	47	1,694	3,287				3,287
Cash Provided (Used) by Financing Activities	(13,926)	105,253	27,703	(453,490)	(166)	(383)	1,415	12,178	13,044	78,718	-	-	-	78,718
Net Cash Provided (Used) by Continuing Operations	21,168	131,577	73,606	(497,513)	(17,839)	17,348	(63,283)	(5,227)	(69,001)	(9,973)	-	-	-	(9,973)

DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	(5,797)	12,668	73,104	(7,778)					-					-
Cash Used by Discontinued Investing Activities	(23,265)	(14,068)	(28,163)	(2,757)					-					-
Cash Used by Discontinued Financing Activities	(2,117)	-	-	340,587					-					-
Net Cash Provided (Used) by Discontinued Operations	(31,179)	(1,400)	44,941	330,052	-	-	-	-	-	-	-	-	-	-
Increase (Decrease) in Cash and Cash Equivalents	(10,011)	130,177	118,547	(167,461)	(17,839)	17,348	(63,283)	(5,227)	(69,001)	(9,973)	-	-	-	(9,973)

Beginning Cash and Cash Equivalents	12,887	2,876	133,053	251,600	84,139	66,300	83,648	20,365	84,139	15,138				15,138
Ending Cash and Cash Equivalents	2,876	133,053	251,600	84,139	66,300	83,648	20,365	15,138	15,138	5,165	-	-	-	5,165

Texas Industries, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations
In $ Thousands

	FY2003	FY2004	FY2005	FY2006		FY2007				FY2008
				Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
EBITDA Defined
Net Income (Loss) from Continuing Operations	27,165	42,277	45,444	(589)	29,431	28,652	12,713	30,111	100,907	17,914	-	-	-	17,914
Plus (minus):
Interest	14,827	24,102	23,533	31,155	5,542	4,643	3,289	600	14,074	-	-	-	-	-
Income Taxes (Benefit)	13,485	16,819	16,811	(8,225)	13,834	13,133	6,838	15,779	49,584	8,173	-	-	-	8,173
Depreciation, Depletion & Amortization	49,196	47,409	46,474	44,955	11,172	11,112	11,572	12,500	46,356	13,318	-	-	-	13,318
Loss on Early Retirement of Debt and Spin-off Charges	-	12,302	894	113,247	-	-	26	22	48	-	-	-	-	-
EBITDA	104,673	142,909	133,156	180,543	59,979	57,540	34,438	59,012	210,969	39,405	-	-	-	39,405

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, and loss on early retirement of debt
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	53,915	(995)	144,420	97,369	36,063	74,555	15,133	60,207	185,958	14,052	-	-	-	14,052
Plus (minus):
Changes in Operating Assets and Liabilities	1,407	70,696	(16,384)	33,386	7,325	(27,624)	25,640	(20,145)	(14,804)	12,092	-	-	-	12,092
Deferred Taxes (Benefit)	27,726	(319)	(33,811)	(6,581)	(3,777)	(4,734)	(8,319)	5,476	(11,354)	(513)	-	-	-	(513)
Income Taxes (Benefit)	13,485	16,819	16,811	(8,225)	13,834	13,133	6,838	15,779	49,584	8,173	-	-	-	8,173
Loss (Gain) on Disposal of Assets	(687)	37,997	6,582	34,768	490	49	31	2,347	2,917	455	-	-	-	455
Interest	14,827	24,102	23,533	31,155	5,542	4,643	3,289	600	14,074	-	-	-	-	-
Spin-off Charges	-	-	894	6,241	-	-	-	-	-	-	-	-	-	-
Other - net	(6,000)	(5,391)	(8,889)	(7,570)	502	(2,482)	(8,174)	(5,252)	(15,406)	5,146	-	-	-	5,146
EBITDA	104,673	142,909	133,156	180,543	59,979	57,540	34,438	59,012	210,969	39,405	-	-	-	39,405

Texas Industries, Inc.
Business Segment Summary
$Thousands

	FY2004	FY2005	FY2006	FY2007					FY2008
		Total	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Segment Net Sales (Including Delivery Fees)
Cement	383,623	431,895	471,482	137,690	122,770	111,885	132,578	504,923	129,497				129,497
Aggregates	206,970	225,972	256,109	75,895	65,879	60,573	71,611	273,958	71,863				71,863
Consumer Products	274,939	282,512	337,458	89,545	87,229	68,203	90,798	335,775	94,526				94,526
Eliminations	(98,353)	(105,576)	(121,127)	(31,478)	(30,046)	(23,890)	(32,992)	(118,406)	(32,432)				(32,432)
Total Net Sales	767,179	834,803	943,922	271,652	245,832	216,771	261,995	996,250	263,454	-	-	-	263,454

Operating Profit
Cement	66,069	82,719	110,953	40,134	50,346	36,470	45,381	172,331	17,218				17,218
Aggregtates	19,047	29,902	48,339	12,582	6,832	1,320	10,517	31,251	11,660				11,660
Consumer Products	11,013	5,259	10,349	3,641	2,623	(1,742)	5,324	9,846	4,077				4,077
Unallocated Overhead and Other Income	26,680	(4,307)	(10,181)	(1,911)	(2,877)	(3,257)	(3,683)	(11,728)	(1,734)				(1,734)
Total Operating Profit	122,809	113,573	159,460	54,446	56,924	32,791	57,539	201,700	31,221	-	-	-	31,221

Corporate
Selling, General and Administrative	(28,658)	(33,272)	(39,110)	(7,747)	(14,522)	(11,359)	(11,566)	(45,194)	(5,809)				(5,809)
Interest	(24,102)	(23,533)	(31,155)	(5,542)	(4,643)	(3,289)	(600)	(14,074)	-				-
Loss on Debt Retirements and Spin-off Charges	(12,302)	(894)	(113,247)	-	-	(26)	(22)	(48)	-				-
Other Income	1,349	6,381	15,238	2,108	4,026	1,434	539	8,107	675				675
Income (loss) from Continuing Operations	59,096	62,255	(8,814)	43,265	41,785	19,551	45,890	150,491	26,087	-	-	-	26,087
before Income Taxes

Major Gains (Losses) in Other Income
Unallocated Overhead - Sale of Brick Assets	34,710	-	-	-	-	-	-	-	-	-	-	-	-
Aggregates - Sale of Emissions Credits	-	6,225	-	-	-	-	-	-	-	-	-	-	-
Aggregates - Sale of Real Estate	-	-	23,987	-	-	-	-	-	-	-	-	-	-
Cement - Cement Antidumping Settlement	-	-	-	-	19,803	-	-	19,803	-	-	-	-	-